Subsequent Events	6 Months Ended
Jun. 30, 2022
Subsequent Events

13. Subsequent Events

Reverse Stock Split

On July 15, 2022, the Company’s shareholders and board of directors approved an amendment to the Company’s articles of amendment to effect a 1-for-25 reverse stock split of the Company’s common shares, DSU and Warrants. The Company’s outstanding stock options were also adjusted to reflect the 1-for-25 reverse stock split of the Company’s common shares. Accordingly, all common shares, DSU and Warrants, stock options and per share amounts in these consolidated financial statements have been retroactively adjusted for all periods presented to give effect to the reverse stock split. Outstanding stock options were proportionately reduced and the respective exercise prices, if applicable, were proportionately increased. The reverse stock split was effected in the markets on July 21,2022.